Summary Prospectus
June 28, 2026

Bright Rock Mid Cap Fund
Institutional Class Shares (BQMGX)
Investor Class Shares (BQMIX) (not currently offered)

www.brightrockfunds.com

Before you invest, you may want to review the Bright Rock Mid Cap Fund’s (the “Fund”) Statutory Prospectus and Statement of Additional Information, which contain more information about the Fund and its risks. The current Statutory Prospectus and Statement of Additional Information dated June 28, 2026, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Statutory Prospectus, Statement of Additional Information and other information about the Fund online at http://www.brightrockfunds.com/literature.html. You can also get this information at no cost by calling 1-866-273-7223 or by sending an email request to info@brightrockcap.com.

Investment Objective
The investment objective of the Fund is long-term capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

	Institutional Class Shares	Investor Class Shares
Shareholder Fees (fees paid directly from your investment)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	0.45%	0.45%
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses	0.36%	0.36%
Total Annual Fund Operating Expenses(1)	0.81%	1.06%
(1)     Effective June 28, 2025, the Fund’s annual management fee rate was reduced from 0.75% to 0.45% of the Fund’s average daily net assets. As a result, Total Annual Fund Operating Expenses shown in the table above do not correlate to the Ratio of Expenses to Average Net Assets figures found within the “Financial Highlights” section of the Prospectus because Total Annual Fund Operating Expenses reflects the current annual management fee rate.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share Class	One Year	Three Years	Five Years	Ten Years
Institutional Class	$83	$259	$450	$1,002
Investor Class	$108	$337	$585	$1,294

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs and potentially higher taxes, which are not reflected in the Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the fiscal year ended February 28, 2026, the Fund’s portfolio turnover rate was 16% of the average value of its portfolio.

Principal Investment Strategies
Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of companies with medium-sized market capitalizations (“mid-cap companies”). The Fund defines mid-cap companies as those companies with market capitalizations within the range of companies in the Russell Midcap® Growth Total Return Index at the time of investment. As of May 31, 2026, the market capitalization range of companies in the Russell Midcap® Growth Total Return Index was between $890 million and $121 billion.

The Fund seeks to achieve its investment objective by investing primarily in common stocks of mid-cap U.S. companies. Equity securities in which the Fund may invest also include preferred stocks, convertible debt securities, and other investment companies and exchange-traded funds (“ETFs”) that invest in equity securities of mid-cap companies. In addition to U.S. companies, the Fund may invest up to 25% of its net assets in securities of foreign mid-cap companies that are traded in the U.S., including companies located in emerging markets, as well as American Depositary Receipts (“ADRs”).

In selecting investments for the Fund, Bright Rock Capital Management, LLC, the Fund’s investment adviser (the “Adviser”), seeks to identify companies with attractive earnings growth prospects. Investments for the Fund’s portfolio are selected by applying the Adviser’s disciplined, bottom-up fundamental research process, which takes into account a company’s history of earnings stability and growth; proprietary products, processes and/or services; leadership or competitive positions in the market or industry; balance sheet strength; and experience of management teams. The Adviser may sell an investment in the Fund’s portfolio when the investment no longer meets the Adviser’s criteria for investments with strong growth potential or when a more attractive investment opportunity arises.

Principal Risks
Before investing in the Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested, and the amount of risk you are willing to take. Remember, in addition to possibly not achieving your investment goals, you could lose all or a portion of your investment in the Fund over long or even short periods of time. The principal risks of investing in the Fund are:

•Management Risk. Investment strategies employed by the Adviser in selecting investments and asset allocations for the Fund may not result in an increase in the value of your investment or in overall performance equal to other similar investment vehicles having similar investment strategies.
•General Market Risk. Certain securities selected for the Fund’s portfolio may be worth less than the price originally paid for them, or less than they were worth at an earlier time.
•Recent Market Events Risk. U.S. and international markets have experienced and may continue to experience significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including uncertainty regarding inflation and central banks’ interest rate changes, the possibility of a national or global recession, trade tensions and tariffs, political events and geopolitical conflicts. As a result of continuing political tensions and armed conflicts, including the wars in Europe and the Middle East, markets have experienced increased volatility. Continuing market volatility as a result of recent market conditions or other events may have an adverse effect on the performance of the Fund.
•Equity Market Risk. The equity securities held in the Fund’s portfolio, including common stocks, may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors or companies in which the Fund invests.
•Preferred Stock Risk. Preferred stock is subject to the risk that the dividend on the stock may be changed or omitted by the issuer, and that participation in the growth of an issuer may be limited.
•Convertible Securities Risk. The market value of a convertible security performs like that of a regular debt security, that is, if market interest rates rise, the value of the convertible security falls.
•Growth Stock Risk. The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks.

•Mid-Cap Companies Risk. The mid-cap companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these medium-sized companies may pose additional risks, including liquidity risk, because these companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, mid-cap companies’ stocks may be more volatile than those of larger companies.
•Shares of Other Investment Companies Risk. The risk of owning other investment companies, including ETFs, generally reflects the risks of owning underlying investments the other investment company holds. Additionally, you will indirectly bear fees and expenses charged by the underlying funds in addition to the Fund’s direct fees and expenses. As a result, your cost of investing in the Fund will generally be higher than the cost of investing directly in the underlying fund shares.
•Exchange-Traded Funds Risk. There are risks related to investing in ETFs that do not apply to other types of investment companies, including that the market price of an ETF’s shares may trade at a discount to their net asset value (“NAV”) or that an active trading market for an ETF’s shares may not develop or be maintained.
•Foreign Securities Risk. Investments in securities of foreign companies, including ADRs, involve risks not generally associated with investments in the securities of U.S. companies, including risks relating to political, social and economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices, including fluctuations in foreign currencies. Income earned on foreign stocks and securities may be subject to foreign withholding taxes.
•Emerging Markets Risk. Countries in emerging markets are generally more volatile and can have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issuers. Emerging market securities may be subject to relatively more abrupt and severe price declines due to the smaller securities markets, lower trading volumes and less government regulation of securities markets in emerging market countries compared to those in developed countries. Investments in emerging market securities generally are more illiquid and volatile and subject to a higher risk of settlement disruptions than investments in securities of issuers in developed countries.
•Not a Bank Deposit. Investments by any investors in the Fund are not bank deposits, are not guaranteed by any bank, are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, and are subject to investment risks, including possible loss of the principal invested.
•Cybersecurity Risk. With the Internet and other technologies being essential to conducting business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

Performance
The bar chart provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The Average Annual Total Returns table also demonstrates these risks by showing how the Fund’s average annual returns for the one year, five year, ten year and since inception periods compare with those of a broad measure of market performance as well as the Fund’s benchmark index. The Fund’s past performance, before and after taxes, is not necessarily an indication of how it will perform in the future. Updated performance information is available on the Fund’s website at http://www.brightrockfunds.com/literature.html or by calling the Fund at 1-866-273-7223 (toll free).

Calendar Year Total Return as of December 31*
* The returns shown in the bar chart are for Institutional Class shares of the Fund. Investor Class shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses. Investor Class shares are not currently offered for purchase.

The Fund’s calendar year-to-date return as of March 31, 2026 was -5.31%. During the period of time shown in the bar chart, the Fund’s highest quarterly return was 26.19% for the quarter ended June 30, 2020, and the lowest quarterly return was -23.19% for the quarter ended March 31, 2020.

Average Annual Total Returns (for the Periods Ended December 31, 2025)
	1 Year	5 Year	10 Year	Since Inception (5/26/10)
Institutional Class Shares
Return Before Taxes	-0.30%	5.07%	10.12%	9.82%
Return After Taxes on Distributions	-1.24%	3.93%	9.27%	8.87%
Return After Taxes on Distributions and Sale of Fund Shares	0.49%	3.89%	8.28%	8.10%
Russell Midcap® Growth Total Return Index (reflects no deduction for fees, expenses or taxes)	8.66%	6.65%	12.49%	13.30%
Russell 3000® Total Return Index (reflects no deduction for fees, expenses or taxes)	17.15%	13.15%	14.29%	14.35%

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to shareholders who hold their shares through tax-deferred or other tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown only for the Institutional Class shares. The after-tax returns for Investor Class shares will vary. Investor Class shares are not currently offered for purchase.

In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax benefit to the investor.

Management

Investment Adviser
Bright Rock Capital Management, LLC is the Fund’s investment adviser.

Portfolio Managers
Douglas S. Butler, CFA®, CFP® and David B. Smith, CFA®, each a Portfolio Manager of the Adviser, are responsible for the day-to-day management of the Fund’s portfolio and have served as the portfolio managers of the Fund since June 2012.

Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares by mail (Bright Rock Funds, c/o U.S. Bank Global Fund Services, P.O. Box 219252, Kansas City, MO 64121-9252 (for regular mail) or 801 Pennsylvania Ave, Suite 219252, Kansas City, MO 64105-1307 (for overnight or express mail)), by wire or by telephone at 1-866-273-7223. Investors who wish to purchase, redeem or exchange Fund shares through a financial intermediary should contact the financial intermediary directly. The minimum initial amount of investment in a Fund and exchanges into a Fund from another fund in the Bright Rock Funds family is $100,000 for Institutional Class shares and $5,000 for Investor Class shares. Subsequent investments in Institutional Class shares and Investor Class shares for all types of accounts may be made with a minimum investment amount of $5,000 or $1,000, respectively. Investor Class shares of the Funds are not currently offered for purchase.

Tax Information
The Fund’s distributions will be taxed as ordinary income or long-term capital gains, unless you are investing through a tax-deferred or other tax-advantaged arrangement, such as a 401(k) plan or an IRA. You may be taxed later upon withdrawal of monies from such tax-deferred or other tax-advantaged arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Funds and their related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Funds over other investments. Ask your salesperson or visit your financial intermediary’s website for more information.